EXHIBIT 10.47

                                 AMERIPATH, INC.

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                 Amendment No. 3

         This Agreement, dated as of March 29, 2001 (this "Agreement"), is among AmeriPath, Inc., a Delaware corporation, its Subsidiaries set forth on the signature pages hereof and Fleet National Bank, as Agent for itself and the Required Lenders under the Credit Agreement (as defined below). The parties agree as follows:

         1. Credit Agreement; Definitions. This Agreement amends the Amended and Restated Credit Agreement dated as of December 16, 1999 among the parties hereto and the Lenders (as previously amended and in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used with the meaning so defined.

         2. Amendment of Credit Agreement. Effective upon the date hereof, the Credit Agreement is amended as follows:

                  2.1. Amendment of Section 2.3.3. Section 2.3.3 of the Credit Agreement is amended to read in its entirety as follows:

                           "2.3.3. Form and Expiration of Letters of Credit.
                  Each Letter of Credit issued under this Section 2.3 and each draft accepted or paid under such a Letter of Credit shall be issued, accepted or paid, as the case may be, by the Letter of Credit Issuer at its principal office. No Letter of Credit shall provide for the payment of drafts drawn thereunder, and no draft shall be payable, at a date which is later than the Final Maturity Date; provided, however, that a Letter of Credit may be issued hereunder which provides for the payment of drafts drawn thereunder, and drafts payable, at dates which are not later than twelve months after the Final Maturity Date if not less than 5 Banking Days prior to such Final Maturity Date the Borrower has deposited with the Letter of Credit Issuer upon terms and conditions satisfactory to such Letter of Credit Issuer the full amount in cash or Cash Equivalents of the Letter of Credit Exposure in respect of such Letter of Credit. Each Letter of Credit and each draft accepted under a Letter of Credit shall be in such form and minimum amount, and shall contain such terms, as the Letter of Credit Issuer and the Borrower may agree upon at the time such Letter of Credit is issued, including a requirement of not less than three Banking Days after presentation of a draft before payment must be made thereunder."

                  2.2. Amendment of Section 6.5.1. Section 6.5.1 of the Credit Agreement is amended to read in its entirety as follows:

                           "6.5.1. Consolidated Total Debt Coverage. At all
                  times, the amount of (a) Consolidated Total Debt minus (b) that portion of the outstanding principal amount of any Contingent Notes and Restructured Seller Notes to the extent that such portion is not required to be reflected on the financial statements of the Borrower in accordance with GAAP, shall not exceed 250% of the Consolidated Adjusted EBITDA for the period of four consecutive fiscal quarters most recently ended."

                  2.3. Amendment of Section 6.5.3. Section 6.5.3 of the Credit Agreement is amended to read in its entirety as follows:

                           "6.5.3. Consolidated Operating Cash Flow. On the last
                  day of each fiscal quarter of the Borrower, Consolidated Operating Cash Flow for the period of four consecutive fiscal quarters then ending shall equal or exceed the percentage specified in the table below of the sum of (i) Consolidated Total Debt Service for such period minus (ii) voluntary prepayments of the Loan:

                  Period Ending                                     Percentage
                  -------------                                     ----------

                  Initial Closing Date through
                    September 30, 2000                                 125%

                  December 31, 2000                                    120%

                  March 31, 2001 through
                    June 30, 2001                                      115%

                  September 30, 2001 through
                    December 31, 2001                                  120%

                  March 31, 2002 through
                    December 30, 2003                                  130%

                  December 31, 2003 and thereafter                     145%

                  Notwithstanding the foregoing, in calculating Consolidated Operating Cash Flow for purposes of this Section 6.5.3, for periods ending June 30, 2000 through March 31, 2001, charges totaling $5,240,000 in connection with the impairment of assets and related charges for AmeriPath PCC, Inc. shall not be subtracted from Consolidated Operating Cash Flow.

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

                  Notwithstanding the foregoing, in calculating Consolidated Operating Cash Flow for purposes of this Section 6.5.3, charges of up to $22,900,000 (comprised of one time cash transaction and restructuring charges of up to $12,800,000 in connection with the acquisition of Pathology Consultants of America Inc., and nonrecurring non-cash charges of up to $10,100,000, including charges resulting from an increase in the accounts receivable reserve in connection with the acquisition of Pathology Consultants of America Inc., and potential unidentified impairment charges relating to good will and other intangibles of not more than $5,000,000) shall not be subtracted from Consolidated Operating Cash Flow; provided, however, that no such amount shall be subtracted from Consolidated Operating Cash Flow for longer than the fiscal quarter in which such amount is first subtracted and the three consecutive fiscal quarters immediately following the first fiscal quarter in which such amount is first subtracted."

                  2.4. Amendment to Section 6.21.2. The first paragraph of
         Section 6.21.2 of the Credit Agreement is amended to read in its entirety as follows:

                  "In the case of any such acquisition for which the Purchase Price is greater than or equal to $5,000,000 and the Cash Purchase Price is less than $10,000,000, the Borrower shall comply with all the requirements of Section 6.21.1, with the exception of 6.21.1(f), and:"

                  2.5. Amendment to Section 6.21.2(a). Section 6.21.2(a) of the Credit Agreement is amended to read in its entirety as follows:

                           "(a) Purchase Price Limitation. The Financing Debt
                  component of the consideration for such acquisition (i) shall not exceed the sum of 450% of the Pro Forma EBITDA of the Acquired Party for the most recently completed period of four consecutive fiscal quarters plus the cash and Cash Equivalents of the Acquired Party that are being purchased and (ii) shall not exceed 70% of the Purchase Price. In addition, no less than 30% of the total Purchase Price shall consist of common stock of the Company and no more than 20% of the total Purchase Price shall consist of Contingent Notes."

                  2.6. Amendment to Section 6.21.3. Section 6.21.3 of the Credit Agreement is amended to read in its entirety as follows:

                            "6.21.3 In the case of any such acquisition for
                  which the Cash Purchase Price is equal to or exceeds $10,000,000, in addition to meeting the requirements of Sections 6.21.1 and 6.21.2 the Borrower shall receive prior written consent of the Required Lenders and provide all further documentation and meet all further requirements reasonably requested by the Agent."

                  2.7. Amendment of Exhibit 1. Exhibit 1 of the Credit Agreement is restated to read in its entirety as appears on Exhibit 1 to this Agreement.

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

         3. No Default. In order to induce the Agent to enter into this Agreement, each of the Borrower and the Guarantors jointly and severally represents and warrants that, after giving effect to this Agreement, no Default exists.

         4. Fees; Payment of Agent's Legal Expenses. Lenders which return a signed counterpart of this Amendment to the Agent by 5:00 p.m. (EST) on March 29, 2001 will be entitled to receive from the Borrower a one-time fee equal to 0.30% (30 bps) multiplied by such Lender's Percentage Interest in the Maximum Amount of Revolving Credit. Lenders which return a signed counterpart of this Amendment to the Agent after 5:00 p.m. (EST) on March 29, 2001 but prior to 5:00 p.m. (EST) on April 6, 2001 will be entitled to receive from the Borrower a one-time fee equal to 0.20% (20 bps) multiplied by such Lender's Percentage Interest in the Maximum Amount of Revolving Credit. Upon or prior to the effectiveness of this Agreement, the Borrower agrees to pay the reasonable legal fees and expenses of the Agent with respect to this Agreement and the transactions contemplated hereby.

         5. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

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

         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.


                                      AMERIPATH, INC.


                                      By:
                                         ----------------------------------
                                         Name:
                                         Title:

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

                                The Guarantors

                                AMERIPATH ALABAMA, INC.
                                SHOALS PATHOLOGY ASSOCIATES, INC.
                                AMERIPATH FLORIDA, INC.
                                LABORATORY PHYSICIANS, JACKSONVILLE, INC.
                                PASADENA PATHOLOGY EDWARD K MILLER, M.D., INC. SOUTH FLORIDA PATHOLOGY ASSOCIATES, INC. HIALEAH PATHOLOGY ASSOCIATES, INC.
                                OCMULGEE MEDICAL PATHOLOGY ASSOCIATION, INC.
                                AMERIPATH INDIANA, INC.
                                AMERIPATH KENTUCKY, INC.
                                AMERIPATH MICHIGAN, INC.
                                AMERIPATH MISSISSIPPI, INC.
                                R.M.C. PATHOLOGY ASSOCIATES, INC.
                                AMERIPATH NEW YORK, INC.
                                AMERIPATH NORTH CAROLINA, INC.
                                AMERIPATH OHIO, INC.
                                AMERIPATH CINCINNATI, INC.
                                AMERIPATH CLEVELAND, INC.
                                AMERIPATH P.C.C., INC.
                                AMERIPATH YOUNGSTOWN, INC.
                                AMERIPATH YOUNGSTOWN LABS, INC.
                                A. BERNARD ACKERMAN, M.D.
                                DERMATOPATHOLOGY, P.C.
                                AMERIPATH PENNSYLVANIA, INC.
                                AMERIPATH PHILADELPHIA, INC.
                                AMERIPATH 5.01(a) CORPORATION
                                DFW 5.01(a) CORPORATION
                                AMERIPATH SAN ANTONIO 5.01(a) CORPORATION
                                AMERIPATH LUBBOCK 5.01(a) CORPORATION
                                AMERIPATH TEXAS, INC.
                                AMERIPATH SHERMAN, INC.
                                PATHOLOGY AFFILIATED SERVICES, INC.
                                PLAZA PATHOLOGY, INC.
                                AMERIPATH PAT, INC.
                                AMERIPATH WISCONSIN, INC.


                                By:
                                   ------------------------------------
                                    Name:
                                    As an authorized officer of each of the
                                    foregoing corporations

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

                                     FLEET NATIONAL BANK,
                                        as Agent under the Credit Agreement

                                     By:
                                        -----------------------------------
                                         Name:
                                         Title:


                                     FLEET NATIONAL BANK,
                                       as Lender under the Credit Agreement

                                     By:
                                        -----------------------------------
                                         Name:
                                         Title:

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

                                   The foregoing amendment is approved by the Required Lenders signing below:

                                   Bank of America, N.A.

                                   By:
                                      -----------------------------------
                                       Name:
                                       Title:


                                   Bank One, NA

                                   By:
                                      -----------------------------------
                                       Name:
                                       Title:


                                   First Union National Bank

                                   By:
                                      -----------------------------------
                                       Name:
                                       Title:


                                   Citizens Bank of Massachusetts

                                   By:
                                      -----------------------------------
                                       Name:
                                       Title:


                                   HypoVereinsbank

                                   By:
                                      -----------------------------------
                                       Name:
                                       Title:

                                   SunTrust Bank, National Association

                                   By:
                                      -----------------------------------
                                       Name:
                                       Title:


                                   U.S. Bank National Association

                                   By:
                                      -----------------------------------
                                       Name:
                                       Title:


                                   AmSouth Bank

                                   By:
                                      -----------------------------------
                                       Name:
                                       Title:


                                   Imperial Bank

                                   By:
                                      -----------------------------------
                                       Name:
                                       Title:


                                   BankAtlantic

                                   By:
                                      -----------------------------------
                                       Name:
                                       Title:

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

                                                                       EXHIBIT 1

--------   ------------------------------   ----------------------------   -----------------------------   ---------------------
           Ratio of Consolidated Total
           Debt to Consolidated
           Adjusted EBITDA for the most     Interest Rate on Portions of   Interest Rate on Portions of    Applicable Commitment
           recently completed               Revolving Loan Subject to      Revolving Loan Not Subject to   Fee Rate
Levels     four fiscal quarters             LIBOR Pricing Options          LIBOR Pricing Option
--------   ------------------------------   ----------------------------   -----------------------------   ---------------------
Level I    Greater than 2.0 to 1 but less   LIBOR Rate plus 2.375%         Base Rate plus 1.375%           0.50%
           than or equal to 2.5 to 1
--------   ------------------------------   ----------------------------   -----------------------------   ---------------------
Level II   Less than or equal to 2.0 to 1   LIBOR Rate plus  2.125%        Base Rate plus 1.125%           0.375%
--------   ------------------------------   ----------------------------   -----------------------------   ---------------------

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